Exhibit 99.2

Syntec Optics, Inc. Listing on Nasdaq via Merger with OmniLit (Nasdaq: OLIT) Announces NASDAQ Opening Bell Ringing to Celebrate

ROCHESTER, NEW YORK (November 07, 2023) – Syntec Optics, Inc., maker of the leading mission-critical optics and photonics, announced today that the company will ring the opening Nasdaq bell on Wednesday, November 8, 2023, to celebrate its initial listing. Anyone can tune in to watch the memorable experience on livestream, Nasdaq MarketSite Tower in Times Square, and participating TV networks around the globe.

Syntec Optics CEO Joe Mohr commented, “It’s an honor to celebrate our listing on Nasdaq and recognize the amazing milestones the Syntec Optics team has accomplished in the recent launch of satellite optics for Low Earth Orbit and Viper, the light-weight night vision defense optics, with several other anticipated new product launches on the way. The company looks forward to sharing the event with several employees who will be present at the iconic bell-ringing ceremony.”

The Nasdaq approval letter for listing was received at 6.29 p.m. on November 6, 2023. OmniLit Acquisition Corp. and Syntec Optics, Inc. intend to complete the previously announced merger on November 7, 2023.

About Syntec Optics

Syntec Optics, headquartered in Rochester, NY, is one of the largest custom optics and photonics manufacturers in the United States. Operating for more than two decades, Syntec Optics runs a state-of-the-art manufacturing facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for optics and photonics integrators. Syntec Optics’ mission is to provide a U.S.-based scalable platform of optics and photonics manufacturing that keeps American soldiers out of harm’s way, offers doctors technologically advanced tools for patient care, and delivers photonics-enabled precision to consumer products and services. Syntec Optics recently launched new products, including Low Earth Orbit satellite optics and lightweight night vision goggle optics. To learn more, visit www.syntecoptics.com.

About OmniLit Acquisition Corp.

OmniLit Acquisition Corp. (OmniLit) is a blank check company concentrated on identifying high-quality businesses with optics and photonics capabilities for a business combination. To learn more, visit www.omnilitac.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics or OLIT), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by OLIT and its management, and Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Syntec Optics, OLIT, the combined company or others following the announcement of the business combination and the transactions contemplated thereby; 3) the inability to complete the business combination due to the failure to satisfy other conditions to closing the business combination; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Syntec Optics as a result of the announcement and consummation of the business combination; 7) the inability to recognize the anticipated benefits of the business combination; 8) ability of Syntec Optics to successfully increase market penetration into its target markets; 9) the addressable markets that Syntec Optics intends to target do not grow as expected; 10) the loss of any key executives; 11) the loss of any relationships with key suppliers; 12) the loss of any relationships with key customers; 13) the inability to protect Syntec Optics’ patents and other intellectual property; 14) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 15) costs related to the business combination; 16) changes in applicable laws or regulations; 17) the possibility that Syntec Optics or the combined company may be adversely affected by other economic, business and/or competitive factors; 18) Syntec Optics’ estimates of its growth and projected financial results for 2023 and 2024 and meeting or satisfying the underlying assumptions with respect thereto; 19) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of OLIT’s securities; 20) the risk that the transaction may not be completed by OLIT’s business combination deadline (as may be extended pursuant to OLIT’s governing documents); 21) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 22) inability to complete any investments or borrowings in connection with the business combination; 23) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 24) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OLIT’s Form S-1, 8k, and 10Q filings and registration statement on Form S-4 filed with the SEC, and declared effective on October 5, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OLIT nor Syntec Optics gives any assurance that either OLIT or Syntec Optics, or the combined company, will achieve its expected results. Neither OLIT nor Syntec Optics undertakes any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:

Skylar Jacobs

Chief Operating Officer

info@omnilitac.com

SOURCE: OmniLit Acquisition Corp. (Nasdaq: OLIT)